Exhibit 99.3

                             MDI ENTERTAINMENT, INC.

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                     AND RIGHTS OF SERIES A PREFERRED STOCK

         The undersigned officer of MDI Entertainment, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred by the Certificate of Incorporation, as amended to date, and pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors of MDI Entertainment, Inc., on July 27, 1999, adopted a resolution providing for certain powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of certain shares of Series A Preferred Stock, $.001 par value, of the Corporation, which resolution are as follows:

         RESOLVED: That a series of Preferred Stock, par value $.001 per share, to be known as "Series A Preferred Stock," of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof shall be fixed as set forth in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock of the Corporation (the "Certificate of Designations") substantially in the form presented to the Board of Directors; and it is further

         RESOLVED: That the appropriate officer or officers of the Corporation be, and they hereby are, authorized pursuant to the authority conferred upon them by the Certificate of Incorporation, and pursuant to the provisions of
Section 151 of the General Corporation Law of the State of Delaware, to file such Certificate of Designations with the Secretary of State of the State of Delaware.

         EXECUTED as of this 4th day of August, 1999.

                                    MDI ENTERTAINMENT, INC.

                                    By:   /s/ Steven M. Saferin
                                           President



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             DESCRIPTION AND DESIGNATION OF SERIES A PREFERRED STOCK

         1.       DESIGNATION AND DEFINITIONS.

                  (a) DESIGNATION. A total of 2,027 shares of the Corporation's previously undesignated Preferred Stock, $.001 par value, shall be designated as the "Series A Preferred Stock." The original issue price per share of the Series A Preferred Stock shall be $863.33 (the "ORIGINAL ISSUE PRICE").

                  (b) CERTAIN DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

                         (i) "AVERAGE QUOTED PRICE" means the average of the
closing bid price of the Common Stock of the Corporation as reported by the NASDQ/OTC Bulletin Board, Nasdaq SmallCap Market or Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the Corporation's Common Stock is then traded, for the five (5) Trading Days immediately preceding any holder's Conversion Date, the Mandatory Conversion Date (as defined in Section 5(c) below), as the case may be.

                         (ii) "COMMON STOCK" means the common stock, par value
$.001 per share, of the Corporation.

                         (iii) "CONVERSION DATE" means each date on which the
Corporation receives by telecopy written notice in accordance with Section 5(j) hereof from a holder of Series A Preferred Stock that such holder elects to convert shares of its Series A Preferred Stock.

                         (iv) "AUTOMATIC CONVERSION DATE" means each date on
which the shares of Series A Preferred Stock are automatically converted in accordance with Section 5(d) below.

                         (v) "ISSUE DATE" means, with respect to each share of
Series A Preferred Stock held by any holder, the date on which the Corporation originally issued such share to a holder (regardless of the number of times transfer of such share is made on the stock transfer books maintained by or for the Corporation, and regardless of the number of certificates which may be issued to evidence such share, and irrespective of any subsequent transfer or other disposition of such share to any other holder).

                         (vi) "REGISTRATION STATEMENT" means the registration
statement required to be filed pursuant to the Registration Rights Agreement, dated August 4, 1999, by and between the Corporation and International Capital Partners, LLC.(the "REGISTRATION RIGHTS AGREEMENT").

                         (vii) "TRADING DAY" means a day on which the principal
national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business; or, if the Common Stock is not listed or admitted to trading on any national securities exchange but is listed


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on the Nasdaq system (or such other trading system then in use by the National
Association of Securities Dealers, Inc.), a day on which such system is open for the transaction of business; or, if the foregoing does not apply, any Business Day.

         2.       DIVIDENDS.

                  (a) PREFERRED DIVIDEND - CASH AND/OR IN-KIND. When and as declared by the Board of Directors and to the extent permitted by the General Corporation Law of the State of Delaware, the Corporation shall pay preferential dividends to the holders of the Series A Preferred Stock as provided in this
Section 2(a).

                         (i) PREFERRED DIVIDEND. Except as otherwise provided
herein, dividends on each share of Series A Preferred Stock shall accrue, cumulatively, at the rate of ten percent (10.00%) per annum of the Original Issue Price, from and including the Issue Date of such share to and including the date on which the Liquidation Value of such share is paid or such share is converted in accordance with the provisions hereof (the "PREFERRED DIVIDEND"). The Preferred Dividend shall be reduced to five percent (5%) per annum of the Original Issue Price commencing on the date on which the Registration Statement is declared effective by the Securities and Exchange Commission. Such Preferred Dividend will accrue whether or not it has been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for its payment.

                         (ii) QUARTERLY PAYMENTS. Commencing on August 4, 1999,
the Preferred Dividend shall be payable in cash subject to Section 2(a)(v) below quarterly, for the actual number of days elapsed, on each March 31, June 30, September 30 and December 31, to the holders of record of shares of Series A Preferred Stock as of the tenth (10th) trading day preceding the applicable dividend payment date.

                         (iii) NO INTEREST. Accrued but unpaid Preferred
Dividends shall not bear interest. Preferred Dividends paid in cash in an amount less than the total amount of such dividends at the time accrued and payable shall be allocated on a share-by-share basis among all shares of Series A Preferred Stock at the time outstanding.

                         (iv) PAYMENT UPON CONVERSION. On the date on which any
holder's shares of Series A Preferred Stock are converted into Common Stock pursuant to Section 5 hereof, the accrued Preferred Dividend with respect to the shares so converted shall be paid to such holder. All accrued Preferred Dividends also shall be payable upon the liquidation, dissolution or winding up of the Corporation.

                         (v) PAYMENT IN COMMON STOCK. The Corporation, at its
sole discretion, may pay the Preferred Dividends in cash or in shares of Common Stock at the then fair market value per share of Common Stock as of the date on which the Preferred Dividend is payable. For purposes of this Section 2(a)(v), fair market value shall be the average of the closing bid price of the Common Stock of the Corporation as reported by NASDQ/OTC Bulletin Board, the Nasdaq SmallCap Market or Nasdaq National Market or, if the Corporation's Common Stock is no longer traded on a Nasdaq market, such other exchange on which the


                                      -3-
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Corporation's Common Stock is then traded, for the thirty (30) Trading Days immediately preceding the date on which the Preferred Dividend is payable.

                         (vi) FRACTIONAL SHARES. Notwithstanding anything herein
to the contrary, no fractional shares shall be issued pursuant to this Section 2, and the number of shares of Common Stock issued upon the payment of the Preferred Dividend shall be rounded up or down to the nearest whole share.

                  (b) DECLARED DIVIDENDS ON COMMON STOCK. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock (other than a stock dividend on the Common Stock distributed solely in the form of additional shares of Common Stock), the holders of the Series A Preferred Stock shall be entitled to the amount of dividends on the Series A Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by each holder thereof could be converted pursuant to the provisions of
Section 5 hereof, such number determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend. Such determination of "whole shares" shall be based upon the aggregate number of shares of Series A Preferred Stock held by each holder, and not upon each share of Series A Preferred Stock so held by the holder.

                  (c) DIVIDENDS ON OTHER SECURITIES. Subject to the foregoing provisions of this Section 2, the Board of Directors may declare and the Corporation may pay or set apart for payment, or cause the accrual of, stated or cumulative dividends and other distributions on any other series of preferred stock hereafter designated, and may purchase or otherwise redeem any of the same (or any warrants, rights, options or other securities exercisable therefor or convertible or exchangeable thereinto), and the holders of Series A Preferred Stock shall not be entitled to share therein.

         3.       LIQUIDATION, DISSOLUTION OR WINDING UP.

                  (a) TREATMENT AT LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated by the Board of Directors in the future to be senior to or on a parity with the Series A Preferred Stock with respect to liquidation preferences, the holder of each share of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the Original Issue Price per share of Series A Preferred Stock held by any holder, plus the Preferred Dividend accruing to the Series A Preferred Stock pursuant to Section 2 above (the "LIQUIDATION VALUE").



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




                  If, upon liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series A Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series A Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series A Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Liquidation Value payable upon all shares of Series A Preferred Stock then outstanding.

                  After such payment shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of holders of the Series A Preferred Stock so as to be available for such payment, the remaining assets available for distribution shall be distributed ratably among the holders of the Common Stock and any class or series of capital stock designated to be junior to the Series A Preferred Stock (if any) in right of payment upon any liquidation, dissolution or winding up of the Corporation.

                  The amounts set forth above shall be subject to equitable adjustment by the Board of Directors whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Series A Preferred Stock.

                  (b) DISTRIBUTIONS OTHER THAN CASH. Whenever the distributions provided for in this Section shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors. All distributions (including distributions other than cash) made hereunder shall be made pro rata to the holders of Series A Preferred Stock.

                  (c) MERGER AS LIQUIDATION, ETC. The merger or consolidation of the Corporation into or with another corporation, or the sale of all or substantially all of the assets of the Corporation (other than a merger, consolidation or sale in which the stockholders of the Corporation, before giving effect to any such merger, consolidation or sale, beneficially own at least 70% of the outstanding shares of capital stock of, or other equity interests in, the surviving or acquiring corporation or entity, calculated on a fully-diluted basis), shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 3 unless the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock (voting as a single class on an as-converted basis) elect to the contrary by giving written notice thereof to the Corporation at least three days before the effective date of such event. If such notice is given, the provisions of
Section 5(h) shall apply. The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

                  (d) NOTICE AND OPPORTUNITY TO EXERCISE CONVERSION RIGHTS. Notwithstanding anything to the contrary that may be inferred from the provisions of this Section 3, each holder of shares of Series A Preferred Stock shall be entitled to receive notice from the Corporation of any proposed liquidation, dissolution or winding up of the Corporation at least 30 days prior to date on which any such liquidation, dissolution or winding up of the Corporation is scheduled to occur and, at any time prior to any such liquidation, dissolution or winding up of the Corporation, to convert any or all of such holder's shares of Series A Preferred Stock into shares of Common Stock pursuant to Section 5 hereof.

         4.       VOTING POWER.

                  (a) GENERAL. Except as otherwise expressly provided in this
Section 4 or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series A Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted, pursuant to the provisions of
Section 5 hereof, at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly required by law, the holders of shares of Series A Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation.

                  Such determination of "whole shares" shall be based upon the aggregate number of shares of Series A Preferred Stock held by each holder, and not upon each share of Series A Preferred Stock so held by the holder.

                  (b) AMENDMENTS TO CHARTER. For so long as there are any shares of Series A Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or this Certificate of Designation without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, each share of Series A Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series A Preferred Stock. Without limiting the generality of the foregoing, the creation, or increase in the authorized number of shares, of any class or series of stock ranking prior to or on a parity with the Series A Preferred Stock either as to dividends or upon liquidation shall be deemed to adversely affect the rights of the holders of Series A Preferred Stock for purposes of this
Section 4(b).

                  (c) At all times during which at least 2,027 shares of Series A Preferred Stock remain outstanding, the holders of a majority of such outstanding shares of Series A Preferred Stock shall have the exclusive right, voting separately from the Common Stock, to elect one director of the Corporation (such director being referred to herein as the "Series A Director").

                  (d) Notwithstanding any provision of the By-laws of the Corporation to the contrary, the number of directors (including Series A Directors) constituting the entire Board of Directors of the Corporation shall not exceed nine and, so long as at least 2,027 shares of Series A Preferred



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Stock are outstanding, (a) the number of directors may only be increased by the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock and (b) each Series A Director shall at all times be entitled to membership on all committees of the Board of Directors.

         5.       CONVERSION RIGHTS.

                  (a) CONVERSION AT THE OPTION OF HOLDERS. Each holder of Series A Preferred Stock shall have the right, at such holder's option, to convert at any time any of the shares of Series A Preferred Stock held by such holder into such number of fully paid and nonassessable shares of Common Stock as shall be determined by multiplying the number of shares of Series A Preferred Stock to be converted by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is the applicable Conversion Price (as defined below).

                  (b) CONVERSION PRICE. The conversion price per share (the "CONVERSION PRICE") shall be initially $ .86333. The initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

                  (c)      [INTENTIONALLY OMITTED]

                  (d)      AUTOMATIC CONVERSION

                         (i) Each share of Series A Preferred Stock shall
automatically be converted into shares of Common Stock at the then effective Conversion Price upon the earlier of (x) the effectiveness of the Registration Statement as more fully set forth in Section 5(d)(ii) below or (y) the closing of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at such a public offering price per share that would imply a minimum pre-money market capitalization of the Corporation not less than $40,000,000 and with gross proceeds to the Corporation of not less than $5,000,000 (calculated after deducting underwriters' discounts and commissions but before calculation of expenses) (a "Qualifying Public Offering"). In the event of a Qualifying Public Offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted their Series A Preferred Stock until the closing of the Qualifying Public Offering.

                         (ii) If ninety (90) days after the effectiveness of the
Registration Statement, 506 shares of Series A Preferred Stock have not been voluntarily converted, a number of shares equal to the difference between the number of shares of Series A Preferred Stock then converted and 506 shall be automatically converted without any further action by the holders of such shares; if one hundred eighty (180) days after the effectiveness of the Registration Statement, 1,013 shares of Series A Preferred Stock have not been voluntarily converted, a number of shares equal to the difference between the number of shares of Series A Preferred Stock then converted and 1,013 shall be automatically converted without any further action by the holders of such shares; if two hundred seventy (270) days after the effectiveness of the Registration Statement, 1,520 shares of Series A Preferred Stock have not been voluntarily converted, a number of shares equal to the difference between the number of shares of Series A Preferred Stock then converted and 1,520 shall be automatically converted without any further action by the holders of such shares; if three hundred sixty (360) days after the effectiveness of the Registration Statement all of the Series A Preferred Stock has not been voluntarily converted, the remainder shall be automatically converted without any further action by the holders of such shares; provided, however, that in each instance if the Automatic Conversion Date falls during a restricted period as set forth in Section 3(f) of the Registration Rights Agreement, the shares of Series A Preferred Stock will not be automatically converted until the next consecutive Automatic Conversion Date. In the event that there is more than one holder of shares of Series A Preferred Stock the shares to be automatically converted shall be selected pro rata from each holder.

                         (iii) Upon the happening of an automatic conversion in
accordance with this Section 5(d), the Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder of such shares notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of the Series A Preferred Stock, the holders of such Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in his name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

                  (e)    ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

                         (i) Special Definitions. For purposes of this Section
5(e), the following definitions shall apply:

                              (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                              (2) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than shares of Common Stock and Series A Preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.



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                              (3) "Additional Shares of Common Stock" shall mean
         all shares of Common Stock issued (or, pursuant to Section 5(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                                        (A) up to 2,027,000 shares of Common
         Stock issued or issuable upon conversion of shares of Series A Preferred Stock, including any shares issued as a dividend pursuant to
         Section 2, provided that the number of shares referred to in this clause shall be appropriately adjusted to give effect to any changes in the Conversion Price pursuant to these antidilution provisions of this
         Section 5; and

                                        (B) shares of Common Stock issued or
         issuable to officers or employees or directors of, or consultants to, the Corporation pursuant to either (i) outstanding warrants and options; (ii) a stock purchase or option plan or other employee stock bonus arrangement (collectively, the "Plans") in existence prior to the Issue Date providing for issuance of up to 800,000 shares of Common Stock; (iii) any Plan adopted by this Corporation after the Issue Date which is approved by the affirmative vote of a majority of the whole Board of Directors, provided that the number of shares referred to in this clause may be adjusted pursuant to antidilution provisions contained in any such Plan; or securities issued pursuant to a strategic alliance or acquisition with an entity with which the Corporation will have executed non-disclosure agreements prior to the date hereof.

                              (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made, by adjustment in the Series A Conversion Price, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

                              (iii) Issue or Sale of Securities Deemed Issue of Additional Shares of Common Stock.

                                   (1) Options and Convertible Securities. In
         the event the Corporation at any time or from time to time after the Issue Date shall issue or sell any Options or Convertible Securities (other than those excluded from the definition of Additional Shares of Common Stock in Section 5(e)(i)(4) pursuant to clauses (A) or (B) thereof) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or sale or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per

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         share (determined pursuant to Section 5(e)(v) hereof) of such
         Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue or sale or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                        (A) no further adjustment in the
         Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                        (B) if such Options or Convertible
         Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                        (C) upon the expiration of any such
         Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                                  (I) In the case of Convertible
                   Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities, and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                                                  (II) in the case of Options
                   for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                                        (D) in the case of any Options which
         expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the applicable Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                                        (E) if such record date shall have been
         fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the applicable Conversion Price shall be adjusted pursuant to this Section 5(e)(iii) as of the actual date of their issuance.

                                   (2) Stock Dividends, Stock Distributions and
         Subdivisions. In the event the Corporation at any time or from time to time after the Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                                        (A) in the case of any such dividend or
         distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                                        (B) in the case of any such subdivision,
         at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(d)(iii) as of the time of actual payment of such dividend.

                              (iv) Adjustment of Conversion Price Upon Issuance, Sale or Deemed Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Issue Date, the Corporation shall issue or sell Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 5(e)(iii)(1) but other than Additional Shares of Common Stock deemed to be issued pursuant to
         Section 5(e)(iii)(1) as a result of a dividend or other distribution on the Common Stock payable in Common Stock or a subdivision of outstanding shares of Common Stock), without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue or sale, then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined in accordance with the following formula:

                                                      P1Q1 + P2Q2
                                Conversion Price  = --------------
                                                       Q1   +  Q2


                  where:

                    Conversion Price = New Conversion Price.




                                     P1 =   Conversion Price of Series A
                                            Preferred Stock in effect
                                            immediately prior to such new issue
                                            or sale.



                                     Q1 =   Number of shares of Common Stock
                                            deemed outstanding immediately prior
                                            to such new issue or sale.


                                     P2 =   Weighted average price per share
                                            received by the Corporation upon
                                            such new issue or sale.



                                     Q2 =   Number of shares of Common Stock
                                            issued or sold, or deemed to have
                                            been issued, in the subject
                                            transaction.

         For the purpose of this Section 5(e)(iv), (i) the number of shares of Common Stock outstanding at any given time shall exclude shares in the treasury of the Corporation or shares of Common Stock held for the account of the Corporation or any of its subsidiaries, (ii) all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to the issue or sale of Additional Shares of Common Stock triggering the adjustment provided for by this Section 5(e)(iv) shall be deemed to be outstanding, and
         (iii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 5(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding. Anything contained in this Section 5(e)(iv) to the contrary notwithstanding, the applicable Conversion Price shall not be reduced at any time if the amount of such reduction would be an amount less than $.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

                              (v) Determination of Consideration. For purposes of this Section 5(e),the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                              (1)Cash and Property: Such consideration shall:


                                   (A) insofar as it consists of cash, be
         computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                                   (B) insofar as it consists of property other
         than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors; and

                                   (C) in the event Additional Shares of Common
         Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                              (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(e)(iii)(1) relating to Options and Convertible Securities shall be determined by dividing (x) the total amount, if any, received or receivable as consideration for the issue of such Options or Convertible Securities plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                              (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                                   (1) Stock Dividends, Distributions or
         Subdivisions. In the event Additional Shares of Common Stock shall be deemed to have been issued in a dividend or other distribution on the Common Stock payable in Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) described in Section 5(e)(iii)(2), the Conversion Price in effect immediately prior to the record date or effectiveness, as the case may be, of such dividend, distribution or subdivision shall, concurrently with such record date or effectiveness, be proportionately decreased.

                                   (2) Combinations or Consolidations. In the
         event the outstanding shares of Common Stock shall be combined or consolidated (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                  (f) ADJUSTMENTS FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event that at any time or from time to time after the Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

                  (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. In the event that at any time or from time to time after the Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

                  (h) ADJUSTMENT FOR MERGER, CONSOLIDATION OR SALE OF ASSETS. In the event that at any time or from time to time after the Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Section 3(c)), each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 5 set forth with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in this Section 5 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

                  (i) CERTIFICATE AS TO ADJUSTMENTS; NOTICE BY CORPORATION. In each case of an adjustment or readjustment of the Original Issue Price, the Corporation at its expense will furnish each holder of Series A Preferred Stock so affected with a certificate prepared by an officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                  (j) EXERCISE OF CONVERSION PRIVILEGE. To exercise its conversion privilege, a holder of Series A Preferred Stock shall give written notice by telecopy to the Corporation at its principal office that such holder elects to convert shares of its Series A Preferred Stock and shall thereafter surrender the original certificate(s) representing the shares being converted to the Corporation at its principal office together with an originally executed copy of such notice. Such notice shall also state the name or names (with its address or addresses, as well as the address(es) for delivery) in which the certificate(s) for shares of Common Stock issuable upon such conversion shall be issued. The certificate(s) for the shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. As promptly as practicable after the Corporation receives the original certificate(s) for the shares of Series A Preferred Stock surrendered for conversion, the proper assignment thereof to the Corporation or in blank and the original notice of conversion (collectively, the "ORIGINAL DOCUMENTATION"), but in no event more than three (3) Trading Days after the Corporation's receipt of the Original Documentation, the Corporation shall issue and shall deliver to the holder of the shares of Series A Preferred Stock being converted, at the addresses set forth therefor by the holder, such certificate(s) as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in
Section 5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series A Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder(s) of record of the shares of Common Stock represented thereby. If the Corporation fails to issue and deliver to such holder such certificate(s) for shares of Common Stock within three (3) Trading Days after the Corporation's receipt of the Original Documentation, the Corporation shall pay the liquidated damages set forth in the Stock Purchase Agreement between the Corporation and the initial purchasers of the Series A Preferred Stock.

                  (k) CASH IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock being converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares of Series A Preferred Stock being converted at any one time by any holder thereof, not upon each share of Series A Preferred Stock being converted.

                  (l) PARTIAL CONVERSION. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted. Such new certificate shall be so delivered on or prior to the date set forth in Section 5(j) for the delivery of certificates for shares of Common Stock.

                  (m) RESERVATION OF COMMON STOCK. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscription or purchase rights for the Series A Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock (including any shares of Series A Preferred Stock represented by any warrants, options, subscriptions or purchase rights for the Series A Preferred Stock), then the Corporation shall be deemed to be in breach and default of its obligations hereunder, and in addition to all charges, claims and rights at law or in equity that each holder shall be entitled to, the Corporation shall use all means reasonably available to it, and promptly take any and all actions as may be necessary, to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         6. REDEMPTION AND REPURCHASE RIGHTS.The Corporation shall have no right to redeem, and holders of shares of Series A Preferred Stock shall have no right to cause the Corporation to redeem, any or all of the outstanding shares of Series A Preferred Stock.

         7.       NOTICES OF RECORD DATE. In the event of any:

                  (a) taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                  (b) capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Corporation, or any other entity or person, or

                  (c) voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall telecopy and thereafter mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be telecopied and thereafter mailed by first class mail, postage prepaid, or by express overnight courier service, at least ten
(10) days prior to the date specified in such notice on which such action is to be taken.

         8.       GENERAL.

                  (a) REPLACEMENT OF CERTIFICATES. Upon the Corporation's receipt, from the holder of any certificate evidencing shares of Series A Preferred Stock, of evidence reasonably satisfactory to the Corporation (an affidavit of such holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of such certificate, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, and in the case of any such mutilation, upon surrender of such certificate, the Corporation (at its expense) shall execute and deliver to such holder, in lieu of such certificate, a new certificate that represents the number of shares represented by, is dated the date of, is issued in the name of the holder of, and is substantially identical in form of, such lost, stolen, destroyed or mutilated certificate.

                  (b) PAYMENT OF TAXES. The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed in connection with the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) that results from (i) the conversion of shares of Series A Preferred Stock pursuant to this Certificate of Designations or (ii) the application of Section 2(a)(v) hereof. Notwithstanding the foregoing, if the Corporation, pursuant to a notice from a holder of any shares of Series A Preferred Stock, effects the issuance or delivery of any shares of Common Stock (or other of the Corporation's securities) in any name(s) other than such holder's name, then such holder shall deliver to the Corporation with the aforesaid notice (A) all transfer taxes and other governmental charges payable upon the issuance or delivery of securities in such other name(s) or (B) evidence satisfactory to the Corporation that such taxes and charges have been or shall be paid in full.

                  (c) STATUS OF REDEEMED OR CONVERTED SHARES. Shares of Series A Preferred Stock that are redeemed, converted or otherwise acquired by the Corporation in any manner (including by purchase or exchange) shall be canceled and upon cancellation (i) shall no longer be deemed to be outstanding, (ii) shall become authorized but unissued shares of preferred stock undesignated as to series and (iii) may be reissued as part of another series of preferred stock.

                  (d) WAIVER. Any provision of the Certificate of Designations, Preferences and Rights of Series A Preferred Stock may be amended and observance thereof may be waived only with the written consent of the holders of not less than fifty-one percent (51%) of the outstanding shares of the Series A Preferred Stock.